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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT


     We consent to the incorporation by reference in this Post-Effective Amendment No. 1 to Registration Statement No. 33-49050 of Kimberly-Clark Corporation on Form S-8 of our reports dated January 27, 1997, appearing in and incorporated by reference in the Annual Report on Form 10-K of Kimberly-Clark Corporation for the year ended December 31, 1996.


/s/  Deloitte & Touche LLP

Deloitte & Touche LLP
Dallas, Texas

May 1, 1997